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                      UNITED STATES SECURITIES AND EXCHANGE
                                   COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 14, 2004

                        COMMISSION FILE NUMBER: 001-15933

                              BLUE VALLEY BAN CORP
             (Exact name of registrant as specified in its charter)

               KANSAS                                            48-1070996
  (State or other jurisdiction of                             (I.R.S. Employer
   incorporation or organization)                            Identification No.)

            11935 RILEY
       OVERLAND PARK, KANSAS                                     66225-6128
  (Address of principal executive offices)                       (Zip Code)



       Registrant's telephone number, including area code: (913) 338-1000



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS



         (c) EXHIBITS

             99.1 Press Release Dated April 14, 2004.



ITEMS 9 AND 12. REGULATION FD DISCLOSURE AND RESULTS OF OPERATION AND
     FINANCIAL CONDITION.

     On April 14, 2004, Blue Valley Ban Corp issued a press release announcing financial results for its fiscal first quarter ended March 31, 2004. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to the Commission pursuant to Regulation FD and Item 12 of Form 8-K.





                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                   BLUE VALLEY BAN CORP


     Date: April 14, 2004                          By:  /s/  Mark A. Fortino
                                                      --------------------------
                                                      Mark A. Fortino, Treasurer